EXHIBIT 32.2
Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of HMS Holdings Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Walter D. Hosp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer
May 8, 2009

A signed original of this written statement required by Section 906 has been provided to HMS Holdings Corp. and will be retained by HMS Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.